American Beacon Balanced Fund

Supplement dated July 2, 2026 to the Summary Prospectus,

dated March 1, 2026, as previously amended or supplemented

Effective immediately, Shannon Hogan of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) is added as a Portfolio Manager of the American Beacon Balanced Fund (the “Fund”). In addition, effective July 31, 2026, J. Scott McDonald of Barrow Hanley will retire from his position as a Portfolio Manager of the Fund. Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectus, as applicable. In addition, effective July 31, 2026, all references to Mr. McDonald in the Summary Prospectus are removed.

1.	On page 8 of the Summary Prospectus, under the heading “Management - Portfolio Managers,” the information regarding Barrow Hanley is deleted and replaced with the following:

Barrow, Hanley, Mewhinney & Strauss, LLC	Mark Giambrone Portfolio Manager/Senior Managing Director Since 2015	Deborah A. Petruzzelli Portfolio Manager/Managing Director Since 2003
	Justin Martin Portfolio Manager/ Managing Director Co-Head of Investment Grade Fixed Income Since 2021	Matthew Routh Portfolio Manager/Managing Director Co-Head of Investment Grade Fixed Income Since 2021
	Shannon Hogan Portfolio Manager/ Managing Director Since 2026	J. Scott McDonald* Portfolio Manager/ Senior Managing Director Co-Head of Fixed Income Since 1998

*Mr. McDonald is expected to retire on July 31, 2026. Therefore, effective July 31, 2026, all references to Mr. McDonald in the Prospectus are deleted.

***********************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BAL-20260702-SUMPRO